WASHINGTON BANCORP
                              102 East Main Street
                             Washington, Iowa 52353
                                 (319) 653-7256

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on October 19, 1999

Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Washington Bancorp (the "Company") will be held at the Company's office located at 102 East Main Street, Washington, Iowa at 4:00 p.m., Washington, Iowa time, on October 19, 1999.

A proxy card and a proxy statement for the Meeting are enclosed.

The Meeting is for the purpose of considering and acting upon:

1.   The election of two directors of the Company;

2. The ratification of the appointment of McGladrey & Pullen, LLP as the auditors of the Company for the fiscal year ending June 30, 2000;

and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on August 31, 1999 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

You are requested to complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                       BY ORDER OF THE BOARD OF DIRECTORS


                                           /s/ Stan Carlson
                                           -------------------------------------
                                           Stan Carlson
                                           President and Chief Executive Officer


Washington, Iowa
September 21, 1999

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                               WASHINGTON BANCORP
                              102 East Main Street
                             Washington, Iowa 52353
                                 (319) 653-7256

                         ANNUAL MEETING OF STOCKHOLDERS
                                October 19, 1999


This proxy statement is furnished in connection with the solicitation on behalf of the Board of Directors of Washington Bancorp ("Washington," and with its subsidiaries, the "Company"), the parent company of Washington Federal Savings Bank ("Washington Federal") and Rubio Savings Bank of Brighton ("Rubio," collectively with Washington Federal, the "Banks"), of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting"), which will be held at the Company's office located at 102 East Main Street, Washington, Iowa on October 19, 1999, at 4:00 p.m., Washington, Iowa time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting, proxy card and this proxy statement are first being mailed to stockholders on or about September 21, 1999.

At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of two directors and the ratification of the appointment of McGladrey & Pullen, LLP as auditors for the Company.

Vote Required and Proxy Information

All shares of the Company's common stock, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the director nominees and the other proposal set forth in this proxy statement. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

Directors shall be elected by a plurality of the votes of the shares present or represented by proxy at the Meeting. The ratification of the appointment of McGladrey & Pullen, LLP as auditors requires the affirmative vote of a majority of the votes present in person or represented by proxy at the Meeting and entitled to vote on the matter. Proxies marked to abstain and broker non-votes have no effect on the vote. One-third of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to the Secretary, Washington Bancorp, 102 East Main Street, Washington, Iowa 52353.

Voting Securities and Certain Holders Thereof

Stockholders of record as of the close of business on August 31, 1999 will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 600,198 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of the Common Stock, (ii) the Company's Chief Executive Officer and each other executive officer whose salary and bonus for fiscal 1999 exceeded $100,000 (the "Named Officers") and (iii) all directors, nominees and executive officers of the Company as a group.

                                                          Shares
                                                        Beneficially    Percent
          Beneficial Owner                                 Owned        of Class
--------------------------------------------------------------------------------

Over 5% Beneficial Owners

Washington Bancorp Employee Stock Ownership Plan ....     52,602(1)       8.76%
102 East Main Street
Washington, Iowa 52353

Jeffrey L. Gendell ..................................     59,600(2)       9.93%
200 Park Avenue, Suite 3900
New York, New York 10166

Named Officers

Stan Carlson ........................................     32,475(3)       5.41%
102 East Main Street
Washington, Iowa 52353

Directors and executive officers of the Company .....    118,149(4)      19.68%
 as a group (12 persons)
----------------------
(1) The amount reported represents shares held by the Employee Stock Ownership Plan ("ESOP"), of which 12,376 have been allocated to accounts of participants. First Bankers Trust Company, N.A., Quincy, Illinois, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to accounts of participants. Participants in the ESOP are entitled to instruct the trustee as to the voting of shares allocated to their accounts under the ESOP. Unallocated shares held in the ESOP's suspense account or allocated shares for which no voting instructions are received are voted by the trustee in the same proportion as allocated shares voted by participants.

(2) Mr. Jeffrey L. Gendell individually as managing member of Tontine Management, L.L.C., Tontine Management, L.L.C. as a general partner of Tontine Financial Partners, L.P., and Tontine Financial Partners, L.P. claimed shared voting and dispositive power in regards to 59,600 shares held by Tontine Financial Partners, L.P.

(3) Includes shares held directly and jointly with family members, as well as shares which are held in retirement accounts, or held by certain members of the named individual's family, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the named individual may be deemed to have sole or shared voting and/or dispositive powers. Also includes 9,861 shares, which are subject to options currently exercisable or exercisable within 60 days after August 31, 1999, granted under the Company's Stock Option and Incentive Plan (the "Stock Option Plan"), and 5,261 restricted shares of Common Stock awarded under the Company's Recognition and Retention Plan (the "RRP").

(4) Includes shares held directly and jointly with family members, as well as shares held in retirement accounts, or by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the respective individuals may be deemed to have sole or shared voting and/or dispositive power. Also includes (i) 3,945, 901, 675, 675, 675, 2,192,
     1,315, 675, 1,315, 675 and 675 restricted shares of Common Stock awarded under the RRP to Mr. Carlson, Mr. Edwards, Mr. Gorham, Mr. Graber, Mr. Hofer, Mr. Harmon, Mr. Johnson, Ms. Levy, Ms. Linge, Mr. Weeks and Mr. Wiley, respectively, which have not yet vested as of the record date but over which such individuals have sole voting power, and (ii) 9,861, 1,128, 1,692, 1,692, 1,096, 1,692, 3,288, 1,692, 3,288, 1,692 and 1,692 shares, subject to options granted under the Stock Option Plan to Mr. Carlson, Mr. Edwards, Mr. Gorham, Mr. Graber, Mr. Harmon, Mr. Hofer, Mr. Johnson, Ms. Levy, Ms. Linge, Mr. Weeks and Mr. Wiley, respectively, which are currently exercisable or exercisable within 60 days after August 31, 1999.

                       PROPOSAL I - ELECTION OF DIRECTORS

The Company's Board of Directors is presently composed of eight members. Directors of the Company are generally elected to serve for a three-year term or until their respective successors shall have been elected and qualified. Approximately one-third of the directors are elected annually.

The following table sets forth certain information regarding the Company's Board of Directors, including their terms of office and nominees for election as directors. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Meeting for the election of the nominees identified in the following table. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. There are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

                                                                                           Shares of Common
                                                                                          Stock Beneficially   Percent
                                                                      Director   Term to       Owned at         of
Name                          Age  Positions Held in the Company      Since(1)   Expire   August 31, 1999(2)   Class
----------------------------------------------------------------------------------------------------------------------

NOMINEES
--------

Richard L. Weeks ......       77   Director                             1978     2002          21,074         3.51%
J. Richard Wiley ......       63   Director                             1978     2002           4,094           *



DIRECTORS CONTINUING IN OFFICE
------------------------------

Stan Carlson ..........       42   President, Chief Executive Officer   1993     2000          32,475         5.41%
                                   and Director
Dean Edwards ..........       63   Director                             1968     2001           3,255           *
James D. Gorham .......       61   Director                             1991     2001           3,319           *
Myron L. Graber .......       51   Director                             1992     2000           9,914         1.65%
Rick R. Hofer .........       51   Chairman of the Board                1988     2000          10,819         1.80%
Mary Levy .............       45   Director                             1993     2001           9,819         1.64%

*    Less than 1%.

(1)  Includes service as a director of one of the Banks.

(2) Includes shares held directly, as well as, in retirement accounts, held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which the named individuals may be deemed to have sole voting and investment power.

The business experience of each director and director nominee is set forth below. All directors have held their present positions for at least the past five years, except as otherwise indicated.

Richard L. Weeks is President and Owner of Sitler Electric Supply, Inc., an electrical wholesaler and operator of two lighting showrooms in Washington and Marion, Iowa. Mr. Weeks is also a member of Noon Kiwanis, Methodist Church, Country Club, YMCA, Masonic Lodge, Shriners, Washington County I-Club, and the Athletic Club of Iowa City. Mr. Weeks is also a director of Washington Federal.

J. Richard Wiley is retired. Prior to retirement, Mr. Wiley owned Wiley Computers, a computer retailer in Washington, Iowa. Prior to founding Wiley Computers, Mr. Wiley was the manager of Apex Computer Systems in Iowa City, Iowa, the owner of Wiley's Mere Farm, a family farm corporation, and the owner of Iowa Computer Solutions, Inc., a computer retailer in Washington, Iowa. Mr. Wiley is also a member of United Presbyterian Church, Noon Kiwanis, and Farm Bureau. Mr. Wiley is also a director of Washington Federal.

Stan Carlson is the President and Chief Executive Officer of Washington and Washington Federal. He was elected President and Chief Executive Officer of Washington Federal in 1993 and of the Company upon its formation in 1995. Prior to 1993, he was a Vice President of Northwoods State Bank. Mr. Carlson is also president of Optimists Club, a past president of Washington Athletic Booster Club, a past president of the Rotary Club and a member of Immanuel Lutheran Church. Mr. Carlson is a director of Washington Federal and a director of Rubio.

Dean Edwards has been President and Chief Executive Officer of Rubio since 1981. He is a past President of Iowa Bankers Association Group 11 and past member of their Board of Directors. He is Treasurer of the Lake Darling Youth Center, a member of the Brighton City Council, and charter member of the Brighton Lions Club. Mr. Edwards is a director of Rubio and the Chairman of the Board of Washington Federal.

James D. Gorham is a past District Agent for Northwestern Mutual Life Insurance Co. and is currently a sales agent for Northwest Mutual Life Insurance Co. in Washington, Iowa. Mr. Gorham is a past President of the Washington Economic Development Group and also a member of Rotary, Sierra Club, Nature Conservatory and Washington County Historical Society. Mr. Gorham is also a director of Washington Federal.

Myron L. Graber is President of Graber Home Improvement, Inc., a building materials supply company in Washington, Iowa. Mr. Graber is also a member of Habitat for Humanity, Washington Concert Association, Optimist Club and Washington Mennonite Church. Mr. Graber is also a director of Washington Federal.

Rick R. Hofer has been the personnel and credit manager of Sitler Electric Supply in Washington, Iowa since 1993. Prior to that time, he was the manager of Spurgeon's Department Store for 20 years. Mr. Hofer is also a member of Noon Kiwanis and St. James Church. Mr. Hofer is also a director of Washington Federal.

Mary Levy is treasurer and co-owner of Mose Levy Co., Inc., a steel distributor in Washington, Iowa. Ms. Levy is also a member of Washington County Historical Society, American Cancer Society, Iowa Natural Heritage Foundation, and YWCA/YMCA. Ms. Levy is also a director of Washington Federal.

Board of Directors' Meetings and Committees

Board and Committee Meetings of the Company. Meetings of the Company's Board of Directors are generally held on a quarterly basis. The Board of Directors of the Company held eight meetings during the year ended June 30, 1999. No incumbent director attended fewer than 75% of the total number of meetings held by the Board of Directors and by all committees of the Board of Directors on which he or she served during the year.

The Board of Directors of the Company has the same standing committees as Washington Federal. None of the Company-level committees met during fiscal year 1999.

The Board of Directors of the Company has no standing nominating committee. The full Board of Directors acts as the nominating committee. While the Board will consider nominees recommended by others, the Board has not actively solicited nominations nor established any procedures for this purpose.

Board and Committee Meetings of Washington Federal. Meetings of Washington Federal's Board of Directors are held on at least a monthly basis. The Board of Directors met 28 times during the fiscal year ended June 30, 1999. During fiscal 1999, no incumbent director of Washington Federal attended fewer than 75% of the aggregate of the total number of Board meetings or the total number of meetings held by the committees of the Board of Directors on which he or she served. The principal committees of the Board of Directors of Washington Federal are Audit, Compensation, Planning, Investment and Loan Committees.

The Audit Committee is comprised of Directors Graber and Weeks. The Audit Committee is responsible for selecting the independent accountants and meeting with the independent accountants to outline the scope and review the results of the annual audit. The Audit Committee met twice during fiscal year 1999. The Audit Committee also performs periodic cash audits, in addition to reviewing loan files and appraisers for Washington Federal.

The Compensation Committee is comprised of Directors Gorham and Levy. The Compensation Committee is responsible for continual review of the performance of the management group consisting of the President/Chief Executive Officer and the Vice Presidents. It also sets levels of compensation for all employees. The Compensation Committee met three times in fiscal year 1999.

The Planning Committee is comprised of Directors Wiley and Graber. The Planning Committee approves the budget and strategic plan. The Planning Committee met four times in fiscal year 1999.

The Investment Committee is comprised of Directors Weeks and Gorham. The investment committee functions as the asset/liability committee and monitors Washington Federal's interest rate spread and interest rate risk. The investment committee also makes recommendations on purchases and sales, and sets the interest rates to be paid on deposits. The Investment Committee met 33 times in fiscal 1999.

The Loan Committee is comprised of Directors Gorham, Levy, Hofer and Wiley. The Loan Committee approves all real estate loans and ratifies all consumer and commercial loans as well as home equity and home improvement loans. They also set the interest rates charged on loans. The Loan Committee met 33 times in fiscal year 1999.

Board and Committee Meetings of Rubio. Meetings of Rubio's Board of Directors are held on at least a monthly basis. The Board of Directors met 13 times during the fiscal year ended June 30, 1999. During fiscal 1999, no incumbent director of Washington Federal attended fewer than 75% of the total number of Board meetings.

Director Compensation

Cash Compensation of the Company. During fiscal 1999, the Board of Directors of Washington were not paid for their service in such capacity.

Cash Compensation of Washington Federal. Each member of the Board of Directors of Washington Federal receives $500 for each monthly and one annual meeting of the Board attended. There are no fees paid for service on any Board committee.

Cash Compensation of Rubio. Each member of the Board of Directors of Rubio receives $225 for each monthly and one annual meeting of the Board attended. There are no fees paid for service on any Board Committee.

Each non-employee member of the Board of Directors of the Company received a one time award of an option to purchase 2,818 shares pursuant to the Stock Option Plan and a restricted stock award of 1,127 shares under the RRP.

Executive Compensation

Washington has not paid any compensation to its executive officers since its formation. Washington does not presently anticipate paying any compensation to such persons.

The following table sets forth the compensation paid or accrued by Washington Federal for services rendered by the Chief Executive Officer. No executive officer of Washington made in excess of $100,000 during fiscal 1999.

                                                  SUMMARY COMPENSATION TABLE

                                                                                          Long-Term
                     Annual Compensation                                                 Compensation
                                                                                    -----------------------
                                                                                             Awards
                                                                                    -----------------------
                                                                                    Restricted   Securities
                                                                     Other Annual      Stock     Underlying      All Other
    Name and Principal Position       Year      Salary      Bonus    Compensation    Award(s)      Options      Compensation
                                                ($)(1)       ($)        ($)(2)        ($)(3)         (#)             ($)
============================================================================================================================

Stan Carlson, President, Chief        1999     $88,175     $  500         ---             ---          ---          ---
Executive Officer and Director        1998     $84,250     $1,250         ---             ---          ---          ---
                                      1997     $76,500     $2,197         ---       $73,980(4)      16,437          ---

(1)  Includes director fees.

(2) Does not include perquisites which did not exceed the lesser of $50,000 or 10% of Mr. Carlson's salary and bonus.

(3) Based on the $15.19 closing price per share of the Common Stock on June 30, 1999, the 3,945 restricted shares held by Mr. Carlson as of June 30, 1999, had an aggregate market value of $59,925.

(4) Represents the dollar value, based on the $11.25 closing price per share of the Common Stock on October 15, 1996, the date of grant. The shares of restricted stock vest in five equal annual installments, provided the individual maintains "Continuous Service" (as defined in the RRP) with the Company or a subsidiary of Washington. Dividends are paid on the restricted shares to the extent and on the same date as dividends are paid on all other outstanding shares of Common Stock.

No stock appreciation rights or limited stock appreciation rights were granted to the named executive officer under the Stock Option Plan or the RRP. No stock options or restricted stock awards were granted to the named officer during the fiscal year ended June 30, 1999.

The following table sets forth certain information concerning the number and value of in-the-money (when the fair market value of the common stock exceeds the exercise price of the option) stock options at June 30, 1999 held by the named executive officer and stock options exercised during fiscal 1999.


           AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END
                                  OPTION VALUES

                                                     Number of Securities Underlying               Value of Unexercised
                                                        Unexercised Options at FY-End        In-the-Money Options at FY-End
                Shares Acquired                      -----------------------------------   -------------------------------------
Name            on Exercise (#)   Value Realized($)  Exercisable (#)   Unexercisable (#)   Exercisables($)(1)   Unexercisable ($)
---------------------------------------------------------------------------------------------------------------------------------

Stan Carlson          ---               ---              9,861               6,576              38,852              25,909

(1) Represents the aggregate (market value market price of the Common Stock less the exercise price) of the options held based upon the average of the high and low sales price of the Company's Common Stock of $15.19 per share as quoted on the National Daily Quotation Service by the National Quotation Bureau on June 30, 1999, the last day on which the Company's Common Stock traded in fiscal 1999, less the respective exercise price.

Employment Agreement. During 1995, Washington Federal entered into an employment agreement with President Stan Carlson. The agreement is for a term of three years and has a base salary of $60,000. The agreement is terminable by Washington Federal for just cause, defined in the agreement as personal dishonesty, incompetence, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease and desist order, or material breach of any provision of the employment agreement. Any request by a bank regulator that President Stan Carlson be removed shall also be deemed just cause. If the agreement is terminated for just cause, the employee only receives his salary up to the date of termination. If Washington Federal terminates the agreement without just cause, the employee is entitled to a continuation of salary from the date of termination through the remaining term of the agreement.

The agreement provides that in the event of involuntary termination of employment in connection with, or within one year after, any change in control of the Company or Washington Federal, the employee will be paid a lump sum equal to approximately three times the employee's annual "base" salary. If a lump sum payment had been made as of June 30, 1999, Mr. Carlson would have received a payment of approximately $217,000. The agreement may be renewed annually if the Board of Directors determines that the executive has met its requirements and standards.

Benefit Plans

Employee Stock Ownership Plan. Washington has established an employee stock ownership plan (the "ESOP") for the exclusive benefit of participating employees. Participating employees are employees who have completed one year of service with Washington or its subsidiaries and have attained the age of 21.

The ESOP is funded by contributions made by Washington in cash or its common stock. Benefits may be paid either in shares of common stock or in cash. Washington Federal contributes approximately $45,600 annually to the ESOP to meet principal obligations under the ESOP loan, as proposed, and an additional amount for accrued interest on the loan. It is anticipated that all such contributions shall be tax-deductible.

Contributions to the ESOP and shares released from the suspense account are allocated among participants on the basis of total compensation, excluding bonuses. All participants must be employed at least 1,000 hours in a plan year and be employed on the last day of the plan year in order to receive an allocation. Participant benefits become 100% vested after seven years of service. Employment prior to the adoption of the ESOP counts toward vesting. Vesting will be accelerated upon retirement, death, disability, change of control of the Company, or termination of the ESOP. Forfeitures will be reallocated to participants on the same basis as other contributions in the plan year. Benefits may be payable in the form of a lump sum upon retirement, death, disability or separation from service. Washington's contributions to the ESOP are discretionary and may cause a reduction in other forms of compensation. Therefore, benefits payable under the ESOP cannot be estimated.

The Board of Directors has appointed all outside directors to the Compensation Committee to administer the ESOP. The Compensation Committee may instruct the ESOP Trustee regarding investments of funds contributed to the ESOP. The ESOP Trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares and allocated shares for which no timely direction is received will be voted by the ESOP Trustee, subject to the Trustee's fiduciary duties.

Certain Relationships and Related Transactions

The Banks have followed a policy of granting loans to eligible directors, officers, employees and members of their immediate families for the financing of their personal residences and for consumer purposes. As of June 30, 1999, all loans or extensions of credit to executive officers and directors were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and do not involve more than the normal risk of repayment or present other unfavorable features. Loans to officers and directors of Washington and their affiliates, amounted to approximately $950,000 or 8.9% of Washington's stockholders' equity at June 30, 1999.

              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS

At the Annual Meeting of Stockholders, the stockholders will consider and vote on the ratification of the appointment of McGladrey & Pullen, LLP as the Company's independent auditors for the Company's fiscal year ending June 30, 2000.

The Board of Directors of the Company has heretofore renewed the Company's arrangement for McGladrey & Pullen, LLP to be the Company's auditors for the fiscal year ending June 30, 2000, subject to ratification by the Company's stockholders. Representatives of McGladrey & Pullen, LLP are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF MCGLADREY & PULLEN, LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2000.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock (or any other equity securities, of which there is none), to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of the Company's Common Stock. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended June 30, 1999, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

                              STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the Company's proxy materials for the next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's office located at 102 East Main Street, Washington, Iowa 52353, no later than May 25, 2000. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended. If a proposal does not meet the above requirements for inclusion in the Company's proxy materials, but otherwise meets the Company's eligibility requirements to be presented at the next Annual Meeting of Stockholders, the persons named in the enclosed form of proxy and acting thereon will have the discretion to vote on any such proposal in accordance with their best judgment if the proposal is received at the Company's main office no later than July 24, 2000; provided however, that in the event that notice or prior disclosure of the date of next year's annual meeting is given or made to stockholders after July 12, 2000, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or when such disclosure was made.


                                  OTHER MATTERS

The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this proxy statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.


Washington, Iowa
September 21, 1999

                                 REVOCABLE PROXY

                               WASHINGTON BANCORP
                         ANNUAL MEETING OF STOCKHOLDERS

                                October 19, 1999

         The undersigned hereby appoints the Board of Directors of Washington Bancorp (the "Company"), and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held on Tuesday, October 19, 1999 at the Company's main office, located at 102 East Main Street, Washington, Iowa, at 4:00 p.m. local time, and at any and all adjournments thereof, as follows:

I.         The election of directors of all
nominees listed (except as marked to the contrary below):

                                                     FOR ALL
                                    FOR   WITHHOLD   EXCEPT


RICHARD L. WEEKS (3-year term)      ---   --------   --------

J. RICHARD WILEY (3-year term)      ---   --------   --------

(INSTRUCTION: To withhold authority to vote for any individual nominee, mark "FOR ALL EXCEPT")


                                                  FOR   AGAINST  ABSTAIN


II.  The ratification of the appointment          ---   -------  -------
     of McGladrey & Pullen, LLP, independent
     auditors for the Company for the fiscal
     year ending June 30, 2000

In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

The Board of Directors recommends a vote "FOR"the election of the nominees listed above and "FOR"the ratification for the appointment of McGladrey & Pullen, LLP.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES LISTED ABOVE AND FOR THE
RATIFICATION OF THE APPOINTMENT OF MCGLADREY & PULLEN, LLP. IF ANY OTHER BUSINESS IS PRESENTED AT THIS MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


This proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of a Notice of the Annual Meeting, a proxy statement and the Company's Annual Report to Stockholders for the fiscal year ended June 30, 1999.




                                            Dated:  ____________________________






-----------------------------------        -------------------------------------
PRINT NAME OF STOCKHOLDER                  PRINT NAME OF STOCKHOLDER






-----------------------------------        -------------------------------------
SIGNATURE OF STOCKHOLDER                   SIGNATURE OF STOCKHOLDER

                                            Please  sign  exactly  as your  name
                                            appears  above  on this  card.  When
                                            signing   as   attorney,   executor,
                                            administrator,  trustee or guardian,
                                            please  give  your  full  title.  If
                                            shares are held jointly, each holder
                                            should sign.

--------------------------------------------------------------------------------
           PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN
                       THE ENCLOSED POSTAGE-PAID ENVELOPE
--------------------------------------------------------------------------------